Exhibit 10.46


Applicant or Patentee: Wilson Greatbatch et al.           DOCKET:   1581-13
Serial or Patent No: Filed Herewith
Filed or Issued: Herewith
Title: "Hermetic Component Housing for Photonic Catheter"

                                 ASSIGNMENT

    WHEREAS, Wilson Greatbatch of Akron, NY 14001 and Michael L. Weiner of Webster, NY 14580 have invented certain new and useful improvements in "Hermetic Component Housing for Photonic Catheter," for which an application for Letters Patent of the United States has been executed of even date herewith; and

    WHEREAS, Biophan Technologies, Inc., of West Henrietta, NY 14586 is desirous of obtaining the entire right, title and interest in, to and under the said improvements and the said application;

     NOW THEREFORE, in consideration of the sum of One Dollar ($1.00) in hand paid, and other good and valuable consideration, the receipt of which is hereby acknowledged, the said

                   Wilson Greatbatch and Michael L. Weiner

have sold, assigned, transferred and set over, and by these presents do hereby sell, assign, transfer and set over, unto the said

                         Biophan Technologies, Inc.,

its successors, legal representatives and assigns, the entire right, title and interest in, to and under the said improvements, and the said application and all divisions, renewals and continuations thereof, and all Letters Patent of the United States which may be granted thereon and all reissues and extensions thereof, and all applications for Letters Patent which may hereafter be filed for said improvements in any country or countries foreign to the United States, and all Letters Patent which may be granted for said improvements in any country or countries foreign to the United States and all extensions, renewals and reissues thereof.

     IN TESTIMONY WHEREOF, I hereunto set my hand and seal this _______ day of _________, 2002.
                                                  _________________________
                                                  Wilson Greatbatch

STATE OF NEW YORK
COUNTY OF ____________ :  ss.:

     On this _____ day of __________, 2002, before me, a Notary Public in and for the State and County aforesaid, personally appeared Wilson Greatbatch, to me known to be the person of that name, who signed and sealed the foregoing instrument and he acknowledges the same to be his free act and deed.
                                                  ____________________________
                                                  Notary Public

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